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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Evergreen Resources, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EVERGREEN RESOURCES, INC.
1401 17th Street, Suite 1200
Denver, Colorado 80202
303.298.8100

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 20, 2003

TO THE SHAREHOLDERS OF EVERGREEN RESOURCES, INC.:

        NOTICE HEREBY IS GIVEN that a Special Meeting of Shareholders of Evergreen Resources, Inc., a Colorado corporation (the "Company"), will be held at the Company's Corporate Office, 1401 17th Street, Suite 1200, Denver, Colorado 80202, on November 20, 2003, at 10:00 a.m., Mountain Daylight Time, and at any adjournment thereof (the "Meeting"), for the purpose of considering and acting upon the following matters:

  1.
  A proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares.

  2.
  The transaction of such other business as may properly come before the Meeting.

        This Proxy Statement and the accompanying proxy are being mailed to the shareholders of the Company on or about October 17, 2003.

        Only holders of record of the Company's common stock at the close of business on September 26, 2003, the record date, are entitled to notice of and to vote at the Meeting.

        All shareholders, whether or not they expect to attend the Meeting in person, are urged to sign and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope, which requires no additional postage if mailed in the United States. The granting of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.

Kevin R. Collins Secretary

Denver, Colorado
October 17, 2003

EVERGREEN RESOURCES, INC.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION

        The enclosed proxy is solicited by and on behalf of the Board of Directors of Evergreen Resources, Inc., a Colorado corporation (the "Company" or "Evergreen"), for use at the Company's Special Meeting of Shareholders to be held at 1401 17th Street, Suite 1200, Denver, Colorado 80202, on November 20, 2003, at 10:00 a.m., Mountain Daylight Time, and at any adjournment thereof (the "Meeting"). This proxy statement and the accompanying proxy are being mailed to the shareholders of the Company on or about October 17, 2003.

        Any person signing and returning the enclosed proxy may revoke it at any time before it is voted by giving written notice of revocation to the Company's stock transfer agent or by voting in person at the Meeting. Any written notice revoking a proxy should be sent to: Computershare Trust Company, Inc., P.O. Box 1596, Denver, Colorado 80201. The expense of soliciting proxies, including the cost of preparing, assembling and mailing these proxy materials, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made by use of mail, telephone, fax or the Internet, or by the services of the Company's directors, officers and employees, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses for that purpose.

        All shares represented by valid proxies will be voted in accordance therewith at the Meeting. If no direction is made, validly executed and returned proxies will be voted for the proposal to amend the Company's amended and restated articles of incorporation and in the discretion of the proxy holders with respect to any other matters properly brought before the Meeting.

SHARES OUTSTANDING AND VOTING RIGHTS

        All voting rights are vested exclusively in the holders of the Company's no par value common stock (the "Common Stock"), with each share entitled to one vote. Only shareholders of record at the close of business on September 26, 2003, the record date, are entitled to notice of and to vote at the Meeting. On September 26, 2003, the Company had 39,190,021 shares of Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting. No fractional shares are presently outstanding.

        A majority of the outstanding shares of Common Stock represented in person or by proxy will constitute a quorum at the Meeting. The proposal to amend the Company's amended and restated articles of incorporation will be approved if the votes cast in favor of the proposal exceed the votes cast against it, again provided that a quorum is present. Abstentions and broker non-votes will have no effect on the proposal to amend the Company's amended and restated articles of incorporation, but will be counted for purposes of determining whether a quorum is present.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information as of September 30, 2003, regarding the Common Stock beneficially owned by (i) each director of the Company; (ii) the Company's chief executive officer and each of the Company's three other most highly compensated executive officers; and (iii) all directors and executive officers as a group. No shareholder was known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock as of September 30, 2003. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options or warrants held by that person that are currently exercisable or that are or may become exercisable within 60 days of September 30, 2003 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and under applicable community property laws, each shareholder named in the table has sole voting and dispositive power with respect to the shares set forth opposite the shareholder's name.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class Outstanding
Alain G. Blanchard	91,752		*
Dennis R. Carlton	337,098	(1)	*
Robert J. Clark	2,460	(2)	*
Kevin R. Collins	376,296	(3)	*
Larry D. Estridge	32,770	(4)	*
Andrew D. Lundquist	694	(6)	*
John J. Ryan III	1,321,880		3.37%
Mark S. Sexton	627,382	(5)	1.58%
Scott D. Sheffield	4,000		*
Arthur L. Smith	—		0
J. Scott Zimmerman	—		0
All Directors and Executive Officers as a Group (11 Persons)	2,794,332	(6)	6.95%

*
Less than 1%

(1)
Includes 251,500 shares issuable pursuant to stock options.

(2)
Represents 2,460 shares issuable pursuant stock options.

(3)
Includes 335,000 shares issuable pursuant to stock options.

(4)
Includes 15,360 shares issuable pursuant to stock options.

(5)
Includes 394,578 shares issuable pursuant to stock options.

(6)
Includes 998,898 shares issuable pursuant to stock options.

PROPOSAL I—APPROVAL OF AMENDMENT TO AMENDED
AND RESTATED ARTICLES OF INCORPORATION TO
INCREASE AUTHORIZED COMMON STOCK

        The Board of Directors has adopted and recommended that the shareholders approve an amendment to the Company's Amended and Restated Articles of Incorporation, as amended (the "Articles"), to increase the number of authorized shares of Common Stock from 50,000,000 shares to 100,000,000 shares. The amendment would revise Article 4.1 of the Articles to read as follows:

          4.1    Common Stock.    The aggregate number of shares which this Corporation shall have authority to issue is 100 Million (100,000,000) shares with no par value each, which shares shall be designated "Common Stock."

        If adopted, the amendment would become effective upon the filing of articles of amendment with the Colorado Secretary of State, which would occur as soon as practicable following the meeting. The remainder of the Company's Articles will not change.

        On September 30, 2003, the Company had 39,215,052 shares of Common Stock outstanding. On that date, an additional 2,749,782 shares of Common Stock were reserved for issuance pursuant to the Company's equity compensation plans and an additional 4,000,000 shares of Common Stock were reserved for issuance pursuant to conversion of the Company's 4.75% senior convertible notes due 2021. The Company has also reserved 3,688,968 shares of Common Stock for the acquisition of Carbon Energy which is scheduled to close on or about October 29, 2003. The additional authorized shares of Common Stock would be available for future issuance by the Company.

        Because the aggregate number of shares issued and reserved for future issuance (49.7 million) currently approaches the maximum number of shares the Company is authorized to issue under the Articles (50,000,000), approval of the proposed amendment to the Articles is necessary to enable the Company to respond to future business requiring the issuance of shares, including consummation of common stock-based financings, acquisition transactions involving the issuance of Common Stock, issuances of Common Stock under the Company's equity compensation plans, stock splits or dividends and issuances of Common Stock for other general corporate purposes. Although the Company has no present plans to issue additional shares of Common Stock, except for shares reserved for future issuance as noted in the preceding paragraph, approval of the proposed amendment to the Articles will allow the Company to act promptly in the event opportunities requiring the issuance of additional shares arise. Failure of the shareholders to approve the proposed amendment would adversely affect the Company's ability to pursue such opportunities.

        Issuance of additional shares of Common Stock would dilute the voting rights and could dilute equity and earnings per share of existing shareholders. The proposed increase in authorized but unissued shares of Common Stock could be used by the Board of Directors to make a change in control of the Company more difficult. However, the Board of Directors' purpose in recommending this proposal is not as an anti-takeover measure, but for the reasons discussed above.

        Authorized shares of Common Stock may be issued by the Board of Directors from time to time without further shareholder approval, except in situations where shareholder approval is required by state law or the rules of the New York Stock Exchange. Shareholders of the Company have no preemptive right to acquire additional shares of Common Stock, which means that current shareholders do not have a right to purchase any new issue of shares of Common Stock in order to maintain their proportionate ownership interests in the Company.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE CORPORATION'S ARTICLES TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

SHAREHOLDER PROPOSALS

        Any proposal by a shareholder intended to be included in the Company's proxy materials for the Company's 2004 annual meeting must be received at the offices of the Company, P.O. Box 660, Denver, Colorado 80201-0660, no later than December 13, 2003. Pursuant to the Company's bylaws, shareholder proposals (other than director nominations), regardless of whether the proposal is intended to be included in the Company's proxy materials, must be submitted to the Company no later than the close of business on the 60th day before the first anniversary of the date of the preceding year's annual meeting and no earlier than the 90th day prior to such date. Such proposals must be made in accordance with established procedures. Shareholder nominations for director must be received by the Company no later than the close of business on the 30th day before the annual meeting of shareholders at which directors are to be elected and no earlier than the 60th day before the meeting. Such nominations must also be made in accordance with established procedures. A shareholder may obtain a copy of such procedures from the Company's Secretary. A proxy may confer discretionary authority to vote on any matter at a shareholder meeting if the Company does not receive notice of the matter within the timeframes described above.

Kevin R. Collins Secretary

Denver, Colorado
October 17, 2003

PROXY	PROXY

EVERGREEN RESOURCES, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 20, 2003

        The undersigned hereby constitutes and appoints Mark S. Sexton and Kevin R. Collins, and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned's shares of no par value common stock of Evergreen Resources, Inc., a Colorado corporation (the "Company"), at the Special Meeting of Shareholders to be held at 1401 17th Street, Suite 1200, Denver, Colorado 80202, at 10:00 a.m., Mountain Daylight Time, on November 20, 2003, and any and all adjournments thereof, for the purposes of considering and acting upon the following matter:

1.	Proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares.	For ☐	Against ☐	Abstain ☐

(Continued on other side)

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION AND IN THE DISCRETION OF THE PROXY HOLDERS NAMED HEREIN WITH RESPECT TO OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

        SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS RELATED TO THE MEETING ABOUT WHICH THE COMPANY DOES NOT RECEIVE TIMELY AND PROPER NOTICE AND WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

Dated:	, 2003

Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit power of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EVERGREEN RESOURCES, INC. PLEASE SIGN AND RETURN THIS PROXY TO COMPUTERSHARE TRUST COMPANY, P.O. BOX 1596, DENVER, CO 80201. THE GRANTING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

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SHARES OUTSTANDING AND VOTING RIGHTS
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
PROPOSAL I—APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK
SHAREHOLDER PROPOSALS
EVERGREEN RESOURCES, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 20, 2003